Filed pursuant to Rule 497(e)

File Nos. 911-21922 and 333-135544

RS VARIABLE PRODUCTS TRUST

Supplement to Prospectus – RS Small Cap Growth Equity VIP Series

(Class I shares) Dated May 1, 2011, and

Statement of Additional Information (Class I Shares) Dated May 1, 2011

Effective August 31, 2011, the Fund’s investment team will be Stephen J. Bishop, Melissa Chadwick-Dunn, and D. Scott Tracy, CFA. The prospectus and statement of additional information are revised accordingly.

August 18, 2011

Filed pursuant to Rule 497(e)

File Nos. 911-21922 and 333-135544

RS VARIABLE PRODUCTS TRUST

Supplement to Prospectus – RS S&P 500 Index VIP Series

(Class I shares) dated May 1, 2011

The following information is added to the Prospectus of RS S&P 500 Index VIP Series following the section entitled “Management of the Series”:

Legal Matters. Two lawsuits have been filed relating to the Series’ investment in Tribune Company in connection with a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007. One has been filed in the U.S. Bankruptcy Court for the District of Delaware, naming the Trust as a defendant; the other has been filed in Delaware Superior Court. The plaintiffs in both lawsuits seek to recover amounts paid to Tribune shareholders in the leveraged buyout transaction. RS S&P 500 Index VIP Series received $218,212 in the transaction. The Trust cannot predict the outcomes of these proceedings. If the proceedings were to be decided or settled in a manner adverse to the Series, the payment of such judgments or settlements could have a material adverse effect on the Series’ net asset value.

August 18, 2011